UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                     Date of Report
                      (Date of earliest
                     event reported):      February 27, 2003



                           Northland Cranberries, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Wisconsin                  0-16130                     39-1583759
  --------------------      ---------------------         --------------------
    (State or other            (Commission File               (IRS Employer
    jurisdiction of                Number)                 Identification No.)
     incorporation)

                      2930 Industrial Street, P.O. Box 8020
                        Wisconsin Rapids, Wisconsin 54495
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (715) 424-4444
                       ----------------------------------
                         (Registrant's telephone number)

Item 7    Financial Statements and Exhibits.

(c) The Company has filed the exhibits listed in the accompanying Exhibit Index as part of this Current Report on Form 8-K.

Item 9.   Regulation FD Disclosure.

     On February 27, 2003, Northland Cranberries, Inc. issued a press release announcing that it has made an offer to purchase the juice business of Ocean Spray Cranberries, Inc. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K. The offer was made pursuant to a letter dated February 21, 2003, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NORTHLAND CRANBERRIES, INC.



Date:  February 28, 2003             By: /s/ John Swendrowski
                                        ----------------------------------------
                                         John Swendrowski
                                         Chairman and Chief Executive Officer

                           NORTHLAND CRANBERRIES, INC.

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated February 27, 2003


Exhibit No.                 Description
-----------                 -----------

(99.1) Press Release of Northland Cranberries, Inc. dated February 27, 2003.

(99.2) Letter, dated February 21, 2003, from John Swendrowski, Chairman of the Board and Chief Executive Officer of Northland Cranberries, Inc., to the Board of Directors of Ocean Spray Cranberries, Inc.